EXHIBIT 32.1

Certification of Chief Executive Officer Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350

In connection with the quarterly report on Form 10Q-SB of Rotoblock Corporation (Registrant), as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Matthias Heinze, Chief Executive Officer, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

(1) the report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2) the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of Registrant.

                                                                               Date: August 13, 2007                                   ROTOBLOCK CORPORATION

                                                                              /s/ Matthias Heinze
                                                                              By: Matthias Heinze, President, Chief Executive Officer and Director